Exhibit 32

Certificate Pursuant to

       18 U.S.C. Section 1350,
       as Adopted Pursuant to
       Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of NetWolves Corporation (the "Company") on Form 10-QSB for the quarter ending September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael
R. Rocque, Chief Executive Officer and Director, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: December 13, 2006

                                           /s/ Michael R. Rocque
                                           ------------------------------------
                                           Michael R. Rocque
                                           Chief Executive Officer
                                           and Director



Certificate Pursuant to

       18 U.S.C. Section 1350,
       as Adopted Pursuant to
       Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of NetWolves Corporation (the "Company") on Form 10-QSB for the quarter ending September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter
C. Castle, Secretary and Treasurer, Chief Financial Officer and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Date: December 13, 2006
                                           /s/ Peter C. Castle
                                           ------------------------------------
                                           Peter C. Castle
                                           Chief Financial Officer,
                                           Vice President-Finance,
                                           Director, Treasurer and Secretary